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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 1997

                         Catalina Marketing Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)




      1-11008                                             33-0499007
 Commission File Number                                   (IRS Employer
                                                       Identification No.)

       11300 9th Street North                                33716
       St. Petersburg, Florida                             (Zip code)
(Address of principal executive offices)

                                 (813) 579-5000
                         Registrant's Telephone Number
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Item 5.          Other Events.

                 On October 15, 1997 Catalina Marketing Corporation (the Company) issued a press release communicating its fiscal 1998 second quarter earnings, included in this report as Exhibit 99.2.
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Item 7.          Exhibits.

                   99.2     Form of press release dated October 15, 1997.
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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CATALINA MARKETING CORPORATION




                                        By  /s/ PHILIP B. LIVINGSTON
                                           -------------------------------
                                           Philip B. Livingston,
                                           Senior Vice President and Chief
                                           Financial Officer


Dated:      November 25, 1997